UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2004

VENTURI PARTNERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13956	56-1930691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

Five LakePointe Plaza
2709 Water Ridge Parkway, 2nd Floor
Charlotte, North Carolina 28217

(Address of Principal Executive Offices)

(704) 442-5100

(Registrant’s Telephone Number, including Area Code)

Item 7. Financial Statements and Exhibits

(a)	Financial Statements

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit 99.1 Press release dated July 20, 2004

Item 9. Regulation FD Disclosure

     On July 20, 2004, Venturi Partners, Inc. (“Venturi”) and COMSYS Holding, Inc. (“COMSYS”) jointly issued a press release announcing that the two companies have agreed to combine in a stock-for-stock merger.

     Venturi also announced that it has agreed to sell Venturi Staffing Partners, Inc., its commercial staffing business, to Compass CS, Inc., in a cash transaction. The sale of Venturi’s commercial staffing business is expected to close simultaneously with the COMSYS merger. The two transactions are linked, and neither will be completed unless both are completed at the same time.

     The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference into this Current Report on Form 8-K. Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2004

Venturi Partners, Inc.
By:	/s/ Ken R. Bramlett, Jr.
Ken R. Bramlett, Jr.
Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit	Description
Exhibit 99.1	Press release dated July 20, 2004